                                     [HARTFORD LIFE LOGO]









                                         APPLICATION
                                             FOR
                                       LIFE INSURANCE





NOTE: IF THE APPLICATION QUALIFIES FOR SIMPLIFIED ISSUE AND AN AGREEMENT FOR SIMPLIFIED ISSUE HAS BEEN OBTAINED FROM THE UNDERWRITING DEPARTMENT, ONLY THE FOLLOWING QUESTIONS SHOULD BE ANSWERED:

PART A - QUESTIONS #1-4 AND 5 (as applicable)
PART B - ALL QUESTIONS EXCEPT 6B, 6C, AND 10

IN ADDITION, THE AGREEMENT AND AUTHORIZATION SECTIONS AND AGENT'S REPORT SHOULD BE COMPLETED.




FORM HL-14622(NY)                                              Printed in U.S.A.

     AGENT: THIS NOTICE MUST BE REMOVED AND LEFT WITH THE PROPOSED INSURED(S)

                        HARTFORD LIFE INSURANCE COMPANY
                       NATIONAL SERVICE CENTER ADDRESS:
                                P.O. BOX 59179
                            MINNEAPOLIS, MN 55459

               INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION

Federal and state laws require notification that, in connection with your application, we may request an investigative consumer report. In addition, such a report may be requested subsequently to update our records if you apply for additional coverage. You may request to be interviewed in connection with the preparation of the investigative consumer report. Within 5 business days of receiving your written request, we will inform you whether or not an investigative consumer report was requested and, if such a report was requested, the address and telephone number of the investigative agency to which the request was made. By contacting the local office and providing proper identification, you may inspect or, for the appropriate fee, receive a copy of such report. The investigative agency may retain information they gather and disclose it at a later date to other persons.

Typically the report will contain information as to character, general reputation, personal characteristics and mode of living, which information is obtained through an interview with you or an adult member of your family, employers or business associates, financial sources, friends, neighbors or others with whom you are acquainted. The information will consist, when applicable, of a confirmation of your identity, age, residence, marital status, and past and present employment including occupational duties, financial information, driving record, sports and recreational activities, health history, use of alcohol or drugs, if any, living conditions and type of community.

             MEDICAL INFORMATION BUREAU (MIB) PRE-NOTIFICATION

Information regarding your insurability will be treated as confidential. The Hartford Life Insurance Company or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such a company, with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

The Hartford Life Insurance Company or its reinsurer(s) may also release information in their files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                         PERSONAL HISTORY INTERVIEW

To provide you, our client, with the best possible service, we may follow-up your application for insurance with what we call a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that our application information is accurate and complete.

We strive to make you the best possible offer for your premium dollar. The personal history interview gives us the opportunity to gather the information necessary for fair and prompt processing of your application.

Our interviewers are trained to conduct their calls in a friendly, professional manner. The nature of the information discussed is always treated as personal and confidential.




FORM HL-14622(NY)                                              Printed in U.S.A.

HARTFORD LIFE INSURANCE COMPANY
HARTFORD, CONNECTICUT 06104-2999             [HARTFORD LIFE LOGO]

PART A
-----------------------------------------------------------------------------------------------------------------------------------
1. | PROPOSED INSURED INFORMATION - COMPLETE FOR ALL APPLICATIONS.
-----------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Insured                      |  b. Age     | c. Sex     | f. Date of Birth         |  h. Social Sec. No.
                                                 |-----------------------------------------------------|
-------------------------------------------------|  d. Height  | e. Weight  | g. Place of Birth        |---------------------------
i. Residence Address                             |-----------------------------------------------------|  l. How Long?
                                                 |  j. How Long?            | k. Former Residence      |
-----------------------------------------------------------------------------------------------------------------------------------
m. City, State Zip                                                | n. City, State Zip
                                                                  |
-----------------------------------------------------------------------------------------------------------------------------------
o. Occupation/Duties             |  p. How Long?                  | q. Employer's Name and Address
                                 |                                |
-----------------------------------------------------------------------------------------------------------------------------------
2. | PROPOSED JOINT INSURED / OTHER COVERED INSURED INFORMATION - COMPLETE IF APPLICABLE.
-----------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Joint Insured                |  b. Age     | c. Sex     | f. Date of Birth         |  h. Social Sec. No.
                                                 |-----------------------------------------------------|
-------------------------------------------------|  d. Height  | e. Weight  | g. Place of Birth        |---------------------------
i. Residence Address (if different from above)   |-----------------------------------------------------|  l. How Long?
                                                 |  j. How Long?            | k. Former Residence      |
-----------------------------------------------------------------------------------------------------------------------------------
m. City, State Zip                                                | n. City, State Zip
                                                                  |
-----------------------------------------------------------------------------------------------------------------------------------
o. Occupation/Duties             |  p. How Long?                  | q. Employer's Name and Address
                                 |                                |
-----------------------------------------------------------------------------------------------------------------------------------
3. | OWNER / BENEFICIARY INFORMATION - COMPLETE FOR ALL APPLICATIONS.
-----------------------------------------------------------------------------------------------------------------------------------
a. Policy Owner Name and Address.                             | b. Soc. Sec. No. or Tax ID | c. Relationship to Proposed Insured(s)
                                                              |
                                                              |---------------------------------------------------------------------
                                                              | d. Owner is:
                                                              | / / Individual  / / Partnership  / / Corporation   / / Trustee
-----------------------------------------------------------------------------------------------------------------------------------
e. Primary Beneficiary(s). Name(s) / Address / Soc. Sec. #    | f. Relationship to Proposed Insured(s) | g. % of Death Benefit
                                                              |
-----------------------------------------------------------------------------------------------------------------------------------
h. Contingent Beneficiary. Name(s) / Address / Soc. Sec. # | i. Relationship to Proposed Insured(s)
                                                              |
-----------------------------------------------------------------------------------------------------------------------------------
4. | LIFE INSURANCE PLAN INFORMATION - COMPLETE FOR ALL APPLICATIONS.
-----------------------------------------------------------------------------------------------------------------------------------
a. Name of Basic Policy | b. Face Amount of Policy (Indicate amount of | j. Premiums to be Paid:
                        |    Basic Face Amount and Supplemental Face   |    / / Annually / / Semi-annually / / Quarterly / / COM
                        |    Amount, if applicable)                    |
-----------------------------------------------------------------------------------------------------------------------------------
c. Death Benefit Options (Choose One, if applicable)                   | k. Send Billing/Correspondence to Proposed Insured's
/ / Option A (Level)                  / / Option C (Return of Premium) |    / / Residence    / / Business
/ / Option B (Return of Account Value)                                 |    / / Policy Owner / / Other: _______________
-----------------------------------------------------------------------------------------------------------------------------------
d. Premiums:                                                       | l. Additional Benefits:
   i) Flexible Premium UL Plans                                    |  / / Waiver of Premium  / / Accidental Death Benefit
      Planned Premiums                                             |  / / _____% Increase in Face Amount for _____ Year(s)
      $________ First Year  $________ Subsequent Years             |      (Last Survivor Interest Sensitive Life Plans Only)
  ii) Interest Sensitive Life and All Other Plans                  |  / / Increase in Coverage Option Rider
      Annual Scheduled Premiums                                    |      (Individual Variable Life Plans Only)
      $________ First Year  $________ Subsequent Years             |  / / Additional Insurance Benefit
      (COMPLIANCE ILLUSTRATION MUST ACCOMPANY EACH APPLICATION)    |      $___________ Premium for ______ Year(s).
-------------------------------------------------------------------|
e. Premium Options (Choose one)(Interest Sensitive Life Plans Only)|/ / Other: _______________  / / See Attached Sheet
   / / Option 1 - Premiums Based on Guaranteed Assumptions         |
   / / Option 2 - Premiums Based on Current Assumptions            |
-----------------------------------------------------------------------------------------------------------------------------------
f. Premium Option 2 only: (Interest Sensitive Life Plans Only)     |m. Issue Policy if offered on a          Requested Policy
   Premium Payment Period _____ Years                              |   Special Class Basis? / / Yes / / No   Date: __________
-----------------------------------------------------------------------------------------------------------------------------------
g. Automatic Premium Loan / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
h. Is this Insurance Part of a                 If "YES", do you work on a full |n. Special Requests (Attach Additional sheet
   Qualified Retirement Plan? / / Yes / / No   time basis? / / Yes / / No      |   if necessary.)
-------------------------------------------------------------------------------|
i. Is this Insurance Part   If "YES", If you are an employee, have you been    |
   of a Corporate Owned     actively at work at least 30 hours per week for    |
   Life Insurance Plan?     the past 90 days doing your usual duties at your   |
   / / Yes  / / No          normal place of work?     / / Yes  / / No          |
-----------------------------------------------------------------------------------------------------------------------------------
FORM HL-14622(NY)                                   APPLICATION CONTINUED                                        Printed in U.S.A.

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

------------------------------------------------------------------------------------------------------------------
------                                                                          |                 |PROPOSED JOINT/
PART B|                                                                         |    PROPOSED     |OTHER COVERED
------    ANSWER THE FOLLOWING QUESTIONS AND GIVE DETAILS                       |    INSURED      |INSURED
-----          OF "YES" ANSWERS UNDER # /8./ BELOW                              |-----------------|---------------
 5. |                                                                           |   YES      NO   |  YES     NO
--------------------------------------------------------------------------------|-----------------|---------------
a.    DURING THE PAST 5 YEARS HAVE YOU CONSULTED A PHYSICIAN OR                 |   / /      / /  |  / /     / /
      VISITED A CLINIC OR HOSPITAL AS A PATIENT?                                |                 |
--------------------------------------------------------------------------------|-----------------|---------------
b.    HAVE YOU had insurance rejected or offered with an extra premium?         |   / /      / /  |  / /     / /
--------------------------------------------------------------------------------|-----------------|---------------
c.    DO YOU plan to travel or reside outside the United States? (If yes,       |   / /      / /  |  / /     / /
      state when, where, how long.)                                             |                 |
--------------------------------------------------------------------------------|-----------------|---------------
d.    HAVE YOU smoked cigarettes in the past 12 months?                         |   / /      / /  |  / /     / /
--------------------------------------------------------------------------------|-----------------|---------------
e.    HAVE YOU used any other form of tobacco or nicotine replacement           |                 |
      therapy in the past 12 months (for example - cigars, pipes, chewing       |   / /      / /  |  / /     / /
      tobacco, nicorette gum, nicotine patch or nasal spray)? (If "yes",        |                 |
      specify substance(s).)                                                    |                 |
--------------------------------------------------------------------------------|-----------------|---------------
f.    HAVE YOU ever been arrested for drug possession, or had or been advised   |   / /      / /  |  / /     / /
      to have treatment for alcohol or drug abuse?                              |                 |
--------------------------------------------------------------------------------|-----------------|---------------
g.    WILL YOU replace or change life insurance or annuities in any company     |   / /      / /  |  / /     / /
      if this policy is issued? IF "YES", GIVE DETAILS.                         |                 |
--------------------------------------------------------------------------------|-----------------|----------------
 6. | HAVE YOU EVER HAD OR BEEN TREATED FOR:                                    |                 |
-----                                                                           |                 |
 a.   Diabetes, heart attack, angina, chest pain, stroke, heart murmur, high    |   / /      / /  |  / /     / /
      blood pressure, or other heart, blood or circulatory disorder?            |                 |
--------------------------------------------------------------------------------|-----------------|----------------
 b.   Emotional or nervous disorder, epilepsy, convulsions, brain or spinal     |   / /      / /  |  / /     / /
      cord disorder, cancer or tumor?                                           |                 |
--------------------------------------------------------------------------------|-----------------|----------------
 c.   Any disease of the kidney, liver, lung, lymph glands, muscles, bones,     |   / /      / /  |  / /     / /
      stomach or intestines?                                                    |                 |
--------------------------------------------------------------------------------|-----------------|----------------
 7. | Have you been diagnosed by a member of the medical profession   as        |   / /      / /  |  / /     / /
----- having AIDS, AIDS Related Complex or other immune deficiency disorder?    |                 |
--------------------------------------------------------------------------------|-----------------|----------------
Question |    NAME OF   |    | 8. | GIVE COMPLETE DETAILS INCLUDING NAMES AND ADDRESSES OF DOCTORS AND HOSPITALS.
Number   |    PERSON    |    ------ (ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY)
---------|--------------|------------------------------------------------------------------------------------------
         |              |
---------|--------------|------------------------------------------------------------------------------------------
         |              |
---------|--------------|------------------------------------------------------------------------------------------
         |              |
-------------------------------------------------------------------------------------------------------------------
 9. | DO YOU HAVE LIFE INSURANCE IN FORCE OR APPLIED FOR? GIVE COMPANY, AMOUNT, PLAN, ISSUE YEARS, OWNERSHIP AND IF
----- WAIVER OF PREMIUM OR ACCIDENTAL DEATH BENEFITS ARE INCLUDED. (ATTACH AN ADDITIONAL SHEET OF PAPER,
      IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
  Proposed Insured   YES / /  NO / /  | Proposed Joint Insured  YES  / /  NO  / /  | *Applicant     YES / /  NO / /
--------------------------------------|--------------------------------------------|-------------------------------
                                      |                                            |
--------------------------------------|--------------------------------------------|-------------------------------
                                      |                                            |
--------------------------------------|--------------------------------------------|-------------------------------
                                      |                                            |
--------------------------------------|--------------------------------------------|-------------------------------
10. | VARIABLE LIFE PLAN INFORMATION - COMPLETE IF APPLICABLE.
-------------------------------------------------------------------------------------------------------------------
a. Dollar Cost Averaging Option  / / YES  / / NO                     |  h.  NET PREMIUM ALLOCATION, SELECT UP TO 9
   (Available on an Annual Mode Only                                 |      SUBACCOUNTS.
---------------------------------------------------------------------|      (0 OR MINIMUM OF 10%. MUST TOTAL 100%)
b. Guarantee Period                                                  |      IF USING SUPPLEMENT, DISREGARD THIS
---------------------------------------------------------------------|      SECTION
SUITABILITY                                               YES |  NO  |
--------------------------------------------------------------|------|       FUND NAME              % ALLOCATED
c. Do you believe that this policy will meet your             |      |
   insurance need and financial objectives?                   |      |--------------------------   --------------%
--------------------------------------------------------------|------|
d. DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION             |      |--------------------------   --------------%
   OF THE DEATH BENEFIT MAY VARY, DEPENDING ON THE            |      |
   INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS IN         |      |--------------------------   --------------%
   THE SEPARATE ACCOUNT?                                      |      |
--------------------------------------------------------------|------|--------------------------   --------------%
e. DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE      |      |
   OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE       |      |--------------------------   --------------%
   OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?          |      |
--------------------------------------------------------------|------|--------------------------   --------------%
f. Did you receive the separate account prospectus for the    |      |
   policy applied for?                                        |      |--------------------------   --------------%
--------------------------------------------------------------|------|
g. Date of Separate Account Prospectus:  _______________________     |--------------------------   --------------%
                                                                     |
                                                                     |--------------------------   --------------%
                                                                     |  FIXED ACCOUNT
                                                                     |--------------------------   --------------%
-------------------------------------------------------------------------------------------------------------------
 ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, CASH VALUES AND ANY OTHER
 INFORMATION REQUIRED BY THE SUPERINTENDENT OF INSURANCE, ARE AVAILABLE UPON REQUEST.
-------------------------------------------------------------------------------------------------------------------
 *Complete only if Proposed Insured is under 15 years of age

 FORM HL-14622(NY)                                APPLICATION CONTINUED                            Printed in U.S.A.


-----------------------------------------------------------------------------------------------------------------------------------
------                                                                                           |    PROPOSED     | PROPOSED
PART C|                                                                                          |    INSURED      | JOINT/OTHER
------  HAZARDOUS ACTIVITIES OF PROPOSED INSURED(S) - COMPLETE FOR ALL APPLICATIONS.             |                 | COVERED
        PLEASE ANSWER ALL QUESTIONS "YES" OR "NO." EXPLAIN "YES" ANSWERS IN                      |                 | INSURED
-----                              THE SPACE PROVIDED.                                           |-----------------|---------------
11. |                                                                                            |   YES      NO   |  YES     NO
-------------------------------------------------------------------------------------------------|-----------------|---------------
 a. Within the past 3 years, have you been convicted of, pleaded guilty or no contest to:        |   / /      / /  |  / /     / /
         (I).  three or more moving violations and/or accidents?                                 |                 |
         (II). driving under the influence of alcohol and/or drugs?                              |   / /      / /  |  / /     / /
    IF "YES", EXPLAIN:                                                                           |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 b. Have you ever been convicted of a felony or misdemeanor other than a minor traffic           |                 |
    violation?                                                                                   |   / /      / /  |  / /     / /
    IF "YES", EXPLAIN:                                                                           |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 c. Are you a member, or do you intend to become a member, of the armed forces,                  |                 |
    including the Reserves?                                                                      |   / /      / /  |  / /     / /
    IF "YES", EXPLAIN:                                                                           |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 d. Except for vacation trips, do you intend to travel outside the U.S. or Canada                |                 |
    within the next two years?                                                                   |   / /      / /  |  / /     / /
    IF "YES", EXPLAIN:                                                                           |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 e. Do you participate in aeronautics (hang-gliding, soaring, sky-diving, ballooning,            |                 |
    etc.)?                                                                                       |   / /      / /  |  / /     / /
    IF "YES", EXPLAIN:                                                                           |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
  Jumps/Flights  | Total # of Jumps/Flights   |  Name of Club   |  Date Last Jump/Flight         |                 |
  per year       |                            |                 |                                |                 |
                 |                            |                 |                                |                 |
-----------------|----------------------------|-----------------|--------------------------------|-----------------|---------------
 f. Do you race, test or stunt drive automobiles, motorcycles, motor boats, or jet               |                 |
    powered vehicles, or do you use or race snow mobiles, dirt bikes, dune buggies, etc.?        |   / /      / /  |  / /     / /
    IF "YES", COMPLETE BELOW:                                                                    |                 |
                                                                                                 |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 Type of vehicle | Type of terrain/race/course | # of Races or Uses/year | Date of Last Race or  |                 |
                 |                             |                         | Use                   |                 |
-----------------|-----------------------------|-------------------------|-----------------------|-----------------|---------------
 g. Do you participate in skin or scuba diving?                                                  |   / /      / /  |  / /     / /
    IF "YES", COMPLETE BELOW:                                                                    |                 |
------------------|-----------------------------|-------------------------|----------------------|-----------------|---------------
 Depth of Dives   |    # of Times per Year      |      Name of Club       | Date of Last Dive    |                 |
                  |                             |                         |                      |                 |
------------------|-----------------------------|-------------------------|----------------------|-----------------|---------------
 h. Do you participate in any other hazardous sports or activities (mountain climbing,           |   / /      / /  |  / /     / /
    competitive skiing, rodeos, etc.? IF "YES", EXPLAIN:                                         |                 |
                                                                                                 |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 i. Have you ever engaged in or do you plan to engage in any aviation activity other than as a   |   / /      / /  |  / /     / /
    fare-paying passenger? IF "YES", COMPLETE THE REMAINDER OF THIS SECTION.                     |                 |
                                                                                                 |                 |
-------------------------------------------------------------------------------------------------|-----------------|---------------
 j. What types and kinds of planes do you fly or intend to fly?
-----------------------------------------------------------------------------------------------------------------------------------
 PERSON    |   FLIGHT STATUS    |    PILOT-MILITARY OR RESERVE   |   PILOT-CIVILIAN    |    CREW MEMBER
-----------|--------------------|--------------------------------|---------------------|-------------------------------------------
           |   HOURS FLOWN      |                                |                     |
           |   PAST 12 MOS.     |                                |                     |
-----------|--------------------|--------------------------------|---------------------|-------------------------------------------
           |   HOURS FLOWN      |                                |                     |
           |  1-2 YRS. AGO      |                                |                     |
-----------|--------------------|--------------------------------|---------------------|-------------------------------------------
           |   HOURS NEXT       |                                |                     |
           |   12 MONTHS        |                                |                     |
-----------|-----------------------------------------------------------------------------------------------------------------------
           |    Total Solo Hours        |    Total Hours Flown as a Pilot      |      Date of Last Flight
           |                            |                                      |
-----------------------------------------------------------------------------------------------------------------------------------
 k. Type of Pilot's Certificate(s) or Rating(s)? (check as appropriate)
      / / Student         / / Private        / / Commercial            / /  ATR      / / IFR

    Year Issued:_____________
-----------------------------------------------------------------------------------------------------------------------------------
 l. If aviation avocation does not qualify for aviation coverage without additional premium, issue policy as follows:
    / / Aviation Coverage with Extra Premium    / / Aviation Exclusion Rider
-----------------------------------------------------------------------------------------------------------------------------------
 REMARKS - IDENTIFY QUESTION, PROPOSED INSURED, AND ADDITIONAL DETAILS


-----------------------------------------------------------------------------------------------------------------------------------
 FORM HL-14622(NY)                                APPLICATION CONTINUED                            Printed in U.S.A.

----------------------------------------------------------------------------------------------------------------------
PART D
12.        AGREEMENT AND ACKNOWLEDGEMENT - COMPLETE FOR ALL APPLICATIONS.
----------------------------------------------------------------------------------------------------------------------
Each of the undersigned declares that: the statements and answers contained in this application are complete and true to the best of each person's knowledge and belief; and, unless otherwise provided by the terms of the
Conditional Receipt, each agrees that coverage can take effect only if the Proposed Insured(s) is/are alive and all answers material to the risk are still true and complete when the policy is delivered and paid for. I/We agree that the statements and answers contained in this application shall form the basis of any contract for life insurance that may be issued; and, a copy of this application shall be attached to and made part of the policy. I/We have received a copy of the Company Compliance Illustration for the life insurance applied for herein. I/We agree that only an Officer of the Company may alter the terms of the application, the Conditional Receipt or the policy, or waive any of the Company's rights or requirements.

Signed at _______________________________________ this  _____ day of _________________________________________________

X __________________________________________________     _____________________________________________________________
       Signature of PROPOSED INSURED                      SIGNATURE OF PROPOSED JOINT INSURED/OTHER COVERED INSURED
  (Parent or Guardian if under 15 years of Age)                  (PARENT OR GUARDIAN IF UNDER 15 YEARS OF AGE)


  $ _______________________________________________     X ____________________________________________________________
     Amount Received with Application                     Signature of APPLICANT/OWNER if other than Proposed Insured(s)


                                                          ___________________________________________________________
                                                                Signature of Licensed Agent

----------------------------------------------------------------------------------------------------------------------
13. AUTHORIZATION TO OBTAIN, RELEASE, AND DISCLOSE INFORMATION - COMPLETE FOR ALL APPLICATIONS.
----------------------------------------------------------------------------------------------------------------------
I authorize Hartford Life Insurance Company (Hartford) to complete a Personal History Interview and to obtain an
Investigative Consumer Report on me or on my children. I authorized the release of any medical or non-medical information that relates to: (1) past or current health conditions including illnesses; sicknesses; diseases;
disabilities; disorders; accidents; or injuries; (2) confinements in any hospital; medical facility; or medical clinic; (3) outpatient treatment in any hospital; hospital emergency room; medical facility; or clinic; (4)
treatment for alcohol abuse; drug abuse; or mental health protected by Federal Law.

This information may be released by any person or organization that has records or knowledge of my health or of the health of my children, if they are applying for insurance. This includes any doctor; medical professional; health practitioner; therapist; counselor; hospital; clinic; insurer; reinsurer; consumer reporting firm; employer or the
Medical Information Bureau (MIB). This information may be released for the purpose of determining eligibility for insurance under a new or an existing policy.

This information may be released to Hartford or to their legal representative. I understand that the MIB will release records of information only to Hartford.

Hartford may release the information in their file(s) to: their reinsurers; the MIB; any other insurance company to whom I or my children apply for life or health insurance; or other persons and/or organizations performing business or legal services in connection with this application or a claim. Except as specified, this information will not be given, sold or transferred to any person without first obtaining my consent. This consent must be written and state the use and the need for such information.

I understand that if I request details about any of the medical information gathered about me or my children which relates to this application; (a) the medical information; and, (b) the identity of the medical care institution or the medical person who provided the information; shall be released to me or to a licensed medical person of my choice.

Upon written request, I will receive details of the method I must use to exercise my right to access, correct and amend any information gathered about me or my children which relates to this application. I may revoke, upon written request, the right to use this consent form except to the extent that action has already been taken. A photocopy of this consent form is as valid as the original. When requested in writing, I will receive a copy of this form. This consent form will expire: two years from the date of the contract; or, one year from the date below, if no contract has yet been issued.

Dated ________________________________    Signed X ___________________________________________________________________
                                                   PROPOSED INSURED (Parent or Guardian if under 15 years of Age)


Dated ________________________________    Signed   ___________________________________________________________________
                                                   PROPOSED JOINT INSURED/OTHER COVERED INSURED
                                                   (PARENT OR GUARDIAN IF UNDER 15 YEARS OF AGE)
----------------------------------------------------------------------------------------------------------------------
                                              APPLICATION CONTINUED
FORM HL-14622(NY)                                                                                    Printed in U.S.A.

----------------------------------------------------------------------------------------------------------------------
PART E  AGENT INFORMATION -  COMPLETE FOR ALL APPLICATIONS.
----------------------------------------------------------------------------------------------------------------------
  1. How well do you know the Proposed Insured(s)?
  --------------------------------------------------------------------------------------------------------------------
  2. Do you have knowledge or reason to believe that replacement of existing life insurance or annuities is involved in this transaction?
  --------------------------------------------------------------------------------------------------------------------
  3. Personal History Interview
         Most convenient time to call       / / Morning    / / Afternoon
         Place to call      / / Home      / / Business       / / Phone number __________________________
         May we interview the Spouse of an adult member of the family:     / / Yes   / / No

         Show any unusual name pronunciation phonetically. _______________________________
  --------------------------------------------------------------------------------------------------------------------
  4. Estimated annual income, net worth and marital status of Proposed Insured(s)?

  --------------------------------------------------------------------------------------------------------------------
  5. Give the purpose of this insurance and the nature of the Owner/Applicants's insurance interest.

  --------------------------------------------------------------------------------------------------------------------
  6 This Application is submitted on the following basis:  / / Medically      / / Non-medically
                                                                              / / Other
    Has a medical examination been arranged?    / / Yes    / / No
  --------------------------------------------------------------------------------------------------------------------
  REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
  --------------------------------------------------------------------------------------------------------------------





  --------------------------------------------------------------------------------------------------------------------
  IF THE APPLICATION PACKAGE IS NOT BEING SUBMITTED THROUGH YOUR BROKER/DEALER, CONTACT THAT BROKER/DEALER FOR THEIR
  SUITABILITY REQUIREMENTS. WE SUGGEST YOU SEND YOUR BROKER/DEALER A COPY OF PART A (PAGE 1), SECTION 9, (PAGE 2)
  (SUITABILITY AND FUND SELECTION) AND PART E (AGENT INFORMATION) OF THE APPLICATION, ALONG WITH A COPY OF THE
  ILLUSTRATION USED IN THE FINAL SALE.
  --------------------------------------------------------------------------------------------------------------------
    PRODUCER CERTIFICATION - COMPLETE FOR ALL APPLICATIONS.
  --------------------------------------------------------------------------------------------------------------------
  1. I CERTIFY that I asked each question separately; the answers were recorded as given; and, they are complete and accurate to the best of my knowledge and belief.
  2. I CERTIFY that I am duly licensed in the state in which this application was signed.
  3. I have given the Proposed Insured(s) the appropriate Disclosure documents.
  4. For Variable Life Business, I CERTIFY  that I am a NASD Registered Representative.
  5. I have complied with state and federal laws on disclosure, cost comparison and replacement.
  6. I have reviewed the purchase of this insurance policy as to suitability.

     X________________________________________________________________________________________________________
       Signature(s) of Writing Agent(s).                     Writing Agent's Code Number
  --------------------------------------------------------------------------------------------------------------------
     PAY COMMISSIONS AS INDICATED BELOW (COMMISSION SPLITS ARE AT WRITING AGENT LEVEL)                  SPLIT
  --------------------------------------------------------------------------------------------------------------------
  AGENT NAME                            |      AGENT CODE        |        SOCIAL SEC./TAX I.D.   | 1st Yr. |  Renewal
  --------------------------------------|------------------------|-------------------------------|---------|----------
                                        |                        |                               |         |
  --------------------------------------|------------------------|-------------------------------|---------|----------
                                        |                        |                               |         |
  --------------------------------------|------------------------|-------------------------------|---------|----------
                                        |                        |                               |         |
  --------------------------------------------------------------------------------------------------------------------
  Sales Office Use Only: F.O.# _______  Staff Code _______  Advanced Und. Code ________   Marketing Code _________
  --------------------------------------------------------------------------------------------------------------------
      WHEN CONDITIONAL RECEIPT CAN BE USED
----------------------------------------------------------------------------------------------------------------------
An advance payment may be accepted and the Conditional Receipt may be given ONLY under the following conditions:
1. The advance premium is at least equal to the amount of THE FULL FIRST PREMIUM FOR THE MODE SELECTED.
2. The answers in Part B, questions 5f, 6 AND 7 ARE "NO".
3. The Proposed Insured(s) appear to be STANDARD RISKS in all respects.
4. The Conditional receipt is given and the advance premium is collected ONLY AT THE TIME THE APPLICATION IS TAKEN and signed.
5. The application does not contain a request for POSTDATING.
6. The AGENT DOES NOT MAKE AN ADVANCE PAYMENT for the Proposed Insured or Applicant. If this is done, loss of the agent's license could result.
7. The proposed Insured(s) is/are 75 YEARS OLD OR LESS, age last birthday.
8. The amount of insurance applied for does not exceed $500,000.
----------------------------------------------------------------------------------------------------------------------
                                                   AGENT'S REPORT

                              CONDITIONAL RECEIPT

VALID FOR USE WITH LIFE INSURANCE ON PROPOSED INSURED(S) AGE 75 OR LESS WITH THE
         AMOUNTS OF INSURANCE APPLIED FOR NOT IN EXCESS OF $500,000.


If any person proposed for coverage has answered "Yes" to question 5f, 6 or 7, or is over age 75, age last birthday, NO PAYMENT may be accepted with the application.

1. NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED
   EXACTLY:
   (a) The amount of payment taken with the application must be at least equal to the amount of the full first premium for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy.
   (b) The first medical examination (or the second medical examination, if necessary due to the insured's age or the amount of insurance applied for) tests, x-rays and electrocardiograms required by the Company's published underwriting rules, must be completed and received at its National Service Center in Minneapolis, Minnesota within 60 days from the date of completion of Part 1 of this application.
   (c) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the Company's rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders and/or the rate of premium paid.
   (d) As of the effective date, the state of health and all factors affecting the insurability of each and every person proposed for insurance must be as stated in the application.
   (e) If one of the persons proposed for insurance coverage under a last survivor policy dies prior to the effective date as determined in item 2 and both insureds were considered to be insurable in accordance with the Company's published underwriting rules as of that date, then a last survivor policy will be issued to the last surviving insured. However, no insurance will take effect if one of the persons proposed for last survivor insurance coverage died prior to the effective date and was found to be uninsurable in accordance with the Company's published underwriting rules as of that date. The applicable premium payment will be refunded and no policy would be issued.

2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the effective date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the effective date. "Effective date", as used herein, is the later of: (a) the date of completion of Part 1 of the application, or (b) the date of completion of the first medical examination (or the second medical examination, if necessary due to the insured's age or the amount of insurance applied for) tests, x-rays and electrocardiograms required by the Company's published underwriting rules. The effective date is determined separately for each person proposed for coverage.

3. The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $500,000 of life insurance, including any accidental death insurance benefits.

4. If one or more of the conditions of this receipt have not been fulfilled exactly, there shall be no liability on the part of the Company except to return the applicable payment in exchange for this Receipt.

5. NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

If all the conditions are not fulfilled exactly, and the premium has been refunded, the insurance will take effect when the policy is delivered to the owner stated in the application; but only if at the time of such delivery there has been no change in insurability as represented in the application.

All premium checks must be made payable to the Insurance Company. Do not make checks payable to the agent or leave the payee blank.

Received a check totaling $___________________ from ___________________________
in connection with the application for life insurance totaling $_______________, bearing the same date as this Conditional Receipt.

 Dated at ______________________ this _______ day of __________________, ______.

                                          __________________________________
                                                 Signature of Agent


I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in this application have been explained to me fully by the agent and I understand them.

                                          __________________________________
                                              Signature of Applicant


    THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
                       APPLICATION IF ANY MONEY IS TAKEN

                                       HO COPY

                              CONDITIONAL RECEIPT

VALID FOR USE WITH LIFE INSURANCE ON PROPOSED INSURED(S) AGE 75 OR LESS WITH THE
         AMOUNTS OF INSURANCE APPLIED FOR NOT IN EXCESS OF $500,000.


If any person proposed for coverage has answered "Yes" to question 5f, 6 or 7, or is over age 75, age last birthday, NO PAYMENT may be accepted with the application.

1. NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED
   EXACTLY:
   (a) The amount of payment taken with the application must be at least equal to the amount of the full first premium for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy.
   (b) The first medical examination (or the second medical examination, if necessary due to the insured's age or the amount of insurance applied for) tests, x-rays and electrocardiograms required by the Company's published underwriting rules, must be completed and received at its National Service Center in Minneapolis, Minnesota within 60 days from the date of completion of Part 1 of this application.
   (c) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the Company's rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders and/or the rate of premium paid.
   (d) As of the effective date, the state of health and all factors affecting the insurability of each and every person proposed for insurance must be as stated in the application.
   (e) If one of the persons proposed for insurance coverage under a last survivor policy dies prior to the effective date as determined in item 2 and both insureds were considered to be insurable in accordance with the Company's published underwriting rules as of that date, then a last survivor policy will be issued to the last surviving insured. However, no insurance will take effect if one of the persons proposed for last survivor insurance coverage died prior to the effective date and was found to be uninsurable in accordance with the Company's published underwriting rules as of that date. The applicable premium payment will be refunded and no policy would be issued.

2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the effective date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the effective date. "Effective date", as used herein, is the later of: (a) the date of completion of Part 1 of the application, or (b) the date of completion of the first medical examination (or the second medical examination, if necessary due to the insured's age or the amount of insurance applied for) tests, x-rays and electrocardiograms required by the Company's published underwriting rules. The effective date is determined separately for each person proposed for coverage.

3. The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $500,000 of life insurance, including any accidental death insurance benefits.

4. If one or more of the conditions of this receipt have not been fulfilled exactly, there shall be no liability on the part of the Company except to return the applicable payment in exchange for this Receipt.

5. NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

If all the conditions are not fulfilled exactly, and the premium has been refunded, the insurance will take effect when the policy is delivered to the owner stated in the application; but only if at the time of such delivery there has been no change in insurability as represented in the application.

All premium checks must be made payable to the Insurance Company. Do not make checks payable to the agent or leave the payee blank.

Received a check totaling $___________________ from ___________________________
in connection with the application for life insurance totaling $_______________, bearing the same date as this Conditional Receipt.

 Dated at ______________________ this _______ day of __________________, ______.

                                          __________________________________
                                                 Signature of Agent


I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in this application have been explained to me fully by the agent and I understand them.

                                          __________________________________
                                              Signature of Applicant


    THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
                       APPLICATION IF ANY MONEY IS TAKEN

                      PROPOSED INSURED'S/APPLICANT'S COPY